SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 3, 2005


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

             0-28074                                    04-3130648
    (Commission File Number)                (I.R.S. Employer Identification No.)

               25 First Street
               Cambridge, MA                               02141
    (Address of Principal Executive Offices)             (Zip Code)

                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

Sapient Corporation issued the following press release on February 3, 2005 announcing its preliminary financial results for the three and twelve months ended December 31, 2004:


    Sapient Reports Fourth Quarter and Year-End Financial Results; Annual Revenue Grows 37%; Operating Margins Continue Expansion

    CAMBRIDGE, Mass.--(BUSINESS WIRE)--Feb. 3, 2005--Sapient (NASDAQ:SAPE), a leading business consulting and technology services firm, today announced financial results for its fourth quarter and year ended December 31, 2004.
    Consolidated service revenues for the fourth quarter of 2004 were $66.4 million, representing an increase of 3% from service revenues of $64.2 million for the third quarter of 2004, and a 28% increase from the fourth quarter of 2003. Gross revenues for the fourth quarter were $69.6 million, which included $3.2 million of reimbursable expenses.
    Operating income for the fourth quarter of 2004 was $8.7 million, or an operating margin of 13.2%, compared to an operating income of $7.5 million, or an 11.7% operating margin, for the third quarter of 2004, and an operating income of $1.1 million, or a 2.1% operating margin for the fourth quarter of 2003.
    Net income for the fourth quarter of 2004 was $8.0 million, or $0.06 per diluted share. This compared to a net income of $7.8 million, or $0.06 per diluted share, for the third quarter of 2004, and a net income of $2.6 million, or $0.02 per diluted share, for the fourth quarter of 2003.
    Consolidated service revenues for the year ended December 31, 2004 were $253.9 million, a 37% increase from the year ended December 31, 2003. Operating income for 2004 was $22.5 million, compared to an operating loss of $8.2 million in 2003. Net income for 2004 was $22.8 million, or $0.18 per diluted share. This compared to a loss of $4.9 million or a loss of $0.04 per diluted share for 2003.
    "2004 was a strong year for Sapient on all fronts. We saw significant growth in both the financial and strategic aspects of our business. Revenue grew by 37%, our operating margins expanded, and cash flow from operations reached $20 million," said Jerry A. Greenberg, Sapient's co-chairman and co-chief executive officer. "Strategically, we more than doubled our revenues from long-term engagements and made tremendous strides in reducing turnover."

    2004 Company Highlights

    -- Sapient expanded its relationships with many new and existing clients, including Avis Europe, BP, The Bank of New York, Cingular, Cisco, Enbridge Gas Distribution, Essent, Harrah's Entertainment, Janus Capital Group, National City Mortgage, Nextel, Scotiabank, Sony Electronics, the UK Government, Union Gas, Verizon, and Vodafone.

    -- Long-term revenues more than doubled, increasing to 25% of 2004 revenues from 17% of revenues in 2003.

    -- Sapient's client satisfaction scores were the highest in the company's history.

    -- Sapient and its clients received multiple awards; some of those awards include:

    -- Sapient and the Massachusetts Institute of Technology were honored with the Computerworld 21st Century Achievement award for most innovative solution in the field of academia.

    -- The U.S. Department of the Navy recognized Sapient and the Navy eBusiness Operations Office with an E-Gov Award for their work to develop the Joint Expeditionary Warfare Logistics
        System.

    -- Sony Electronics named Sapient "Partner of Year," highlighting Sapient's work on Sony Electronics' interactive channels.

    -- Verizon recognized Sapient with its Supplier Excellence Award for exceptional performance in service and delivery.

    --  Sapient ranked as the #1 interactive agency in the United
        Kingdom for the second year in a row by New Media Age.

    -- Businessworld, a leading business publication in India, rated Sapient as the 9th best company to work for out of more than 175 of the largest organizations in India.

    -- Consulting Magazine named Sapient as the 7th best consulting firm to work for in North America.

    -- Harvard Business School selected Sapient to be a case study in the core curriculum of the Leadership and Organizational
        Behavior program, highlighting Sapient's strength in leadership and company culture.

    Sarbanes-Oxley Update

    In connection with the company's 2004 year-end financial statements audit, the company is testing its internal controls over financial reporting, as required by the Sarbanes-Oxley (SOX) rules that went into effect in November 2004. Sapient expects the audit and testing to be completed by mid-March, before the company must file its 2004 annual report with the SEC.
    Based on SOX testing to date, Sapient has concluded that certain identified audit adjustments indicate a "material weakness," as defined by the Public Company Accounting Oversight Board's Auditing Standard No. 2, in the company's internal financial controls. These identified audit adjustments relate to lease accounting in the United Kingdom and India, and to health insurance accruals in the United States.
    As a result of this material weakness, management has concluded that the company's internal controls were not effective as of December 31, 2004, and Sapient expects that the company's auditors will issue an adverse opinion on the company's internal controls. Management's assessment of Sapient's internal controls will be included in the company's annual report on Form 10-K, which will be filed in March.
    "We are taking the appropriate action to rectify the internal control deficiencies revealed by the recent testing," said Scott Krenz, Sapient's chief financial officer. "Moreover, I would like to underscore that we believe Sapient's financial statements fairly present the financial condition and results of the quarter and full year."

    Other Company News

    In a separate press release, Sapient announced today that it has entered into a multi-year contract with Nextel Communications Inc. to support Nextel's Enterprise Services Testing (EST) initiative, which includes testing across a broad spectrum of applications, including customer care and billing, engineering, eBusiness, order processing, finance and human resources. Sapient will be responsible for managing and executing testing services across the entire suite of IT applications.

    Conference Call

    Sapient will host a discussion of the fourth quarter and year-end results in a conference call today at 4:30 p.m. (ET), which will be broadcast live on the Internet. For webcast registration information, please go to http://www.sapient.com/earnings.htm. It is advisable to register at least 15 minutes prior to the call to download and install any necessary audio software. A re-broadcast of the call will be available from February 3 at 7:30 p.m. (ET) through February 10 at 11:59 p.m. (ET) by dialing 877-660-6853 (within the U.S.) or 201-612-7415 (outside the U.S.) and entering account number 1628 and conference ID 134125 when prompted.

    About Sapient

    Sapient is a leading business consulting and technology services firm that plans, designs, implements, and manages information technology to improve business performance for Global 2000 clients. Sapient was founded in 1991 based on a single promise: to deliver the right business results, on time and on budget. Sapient's fixed-price/fixed-time model, combined with industry, design, technology, and process expertise, provides clients with the highest business value at the lowest total cost of ownership. Headquartered in Cambridge, Massachusetts, Sapient has offices in Canada, Germany, India, the United Kingdom, and the United States. More information about Sapient can be found at www.sapient.com.

    Sapient is a registered service mark of Sapient Corporation.


Sapient Corporation
Consolidated Balance Sheets

                                                    Dec. 31,  Dec. 31,
                                                       2004      2003
                                                   --------- ---------
                                                       (Unaudited)
                                                     (In thousands)
Assets
Current Assets:
Cash, restricted cash and marketable investments   $108,119  $143,727
Accounts receivable, net                             51,278    30,078
Unbilled revenues on contracts                       16,875    14,387
Deferred tax asset                                    1,501         -
Prepaid expenses and other current assets             9,052     6,283
                                                   --------- ---------
  Total current assets                              186,825   194,475
                                                   --------- ---------

Restricted cash and marketable investments           67,460    17,512
Net fixed assets and other assets                    15,361    13,755
Net intangible assets                                   643     1,158
                                                   --------- ---------
  Non-current assets                                 83,464    32,425

                                                   --------- ---------
  Total assets                                     $270,289  $226,900
                                                   ========= =========

Liabilities and stockholders' equity

Current Liabilities:
Accounts payable and accrued expenses               $42,678   $27,237
Accrued restructuring costs, current portion         10,560    18,237
Income taxes payable                                  4,803     1,976
Deferred revenues on contracts                        9,285     3,867
                                                   --------- ---------
  Total current liabilities                          67,326    51,317
Accrued restructuring costs, net of current
 portion                                             15,003    22,550
Other long term liabilities                           2,027       621
                                                   --------- ---------
  Total liabilities                                  84,356    74,488

Stockholders' equity                                185,933   152,412
                                                   --------- ---------

  Total liabilities and stockholders' equity       $270,289  $226,900
                                                   ========= =========

Sapient Corporation
Consolidated Statements of Operations


                               Three months ended  Twelve months ended
                                   December 31,       December 31,
                                 ----------------- -------------------
                                    2004     2003      2004      2003
                                 ----------------- -------------------
                                              (Unaudited)
                                   (In thousands, except per share
                                                amounts)

Revenues:
  Service revenues               $66,401  $51,849  $253,936  $184,795
  Reimbursable expenses            3,189    2,608    12,100     9,574
                                 ----------------- -------------------
    Total gross revenues          69,590   54,457   266,036   194,369
Operating expenses:
  Project personnel costs         35,583   31,012   142,512   111,967
  Reimbursable expenses            3,189    2,608    12,100     9,574
                                 ----------------- -------------------
    Total project personnel
     costs                        38,772   33,620   154,612   121,541
  Selling and marketing costs      3,549    4,198    15,208    18,501
  General and administrative
   costs                          18,263   15,329    71,282    57,523
  Restructuring and other
   related charges                     -        -     1,108     2,135
  Stock-based compensation           133       68       779     1,089
  Amortization of intangible
   assets                            129      128       515     1,772
                                 ----------------- -------------------

Total operating expenses          60,846   53,343   243,504   202,561
  Income (loss) from operations    8,744    1,114    22,532    (8,192)

Other income                          42    1,440        65     2,729
Interest income                      898      411     2,655     1,902
                                 ----------------- -------------------
Income (loss) before income
 taxes                             9,684    2,965    25,252    (3,561)
Income tax provision               1,663      407     2,433     1,337
                                 ----------------- -------------------
  Net income (loss)               $8,021   $2,558   $22,819   $(4,898)
                                 ================= ===================

Basic and diluted net income
 (loss) per share:
Basic net income (loss) per
 share:                            $0.06    $0.02     $0.19    $(0.04)
Diluted net income (loss) per
 share:                            $0.06    $0.02     $0.18    $(0.04)

Weighted average common shares   123,955  121,860   123,040   121,188
Dilutive common share
 equivalents                       6,904    4,325     5,418         -
                                 ----------------- -------------------
Weighted average common shares and
 dilutive
common  share equivalents        130,859  126,185   128,458   121,188
                                 ================= ===================

Sapient Corporation
Consolidated Statements of Cash Flows
                                                  12 months 12 months
                                                      ended     ended
                                                    Dec. 31,  Dec. 31,
                                                       2004      2003
                                                   --------- ---------
                                                       (Unaudited)
                                                     (In thousands)
Cash flows from operating activities:
Net income (loss)                                   $22,819   $(4,898)
  Adjustments to reconcile net income (loss) to
   net cash
   provided by (used in) operating activities:
     Loss recognized on write-down of investments         -        45
     Realized gains on investments                        -    (2,773)
     Loss recognized on disposition of fixed
      assets                                            376         -
     Depreciation and amortization                    5,868     9,145
     Amortization of intangible assets                  515     1,772
     Allowance for doubtful accounts                    654       624
     Stock-based compensation                           631     1,089
     Deferred income taxes                           (1,412)
     Changes in operating assets and liabilities
          Decrease (increase) in restricted cash      5,199      (863)
          Increase in accounts receivable           (20,118)   (1,568)
          Decrease in unbilled revenues on
           contracts                                 (1,703)   (4,029)
          Decrease in income tax receivable             657       393
          (Increase) decrease in prepaid expenses
           and other  current assets                 (3,159)      705
         (Increase) decrease in other assets           (173)    1,463
         Increase (decrease) in accounts payable      2,042      (123)
         Increase in accrued expenses                 3,350     2,859
         Decrease in accrued restructuring costs    (12,976)  (30,394)
         Increase in accrued compensation             8,547     1,580
         Increase in income taxes payable             2,650     1,448
         Increase (decrease) in deferred revenues
          on contracts                                4,863    (2,043)
         Increase (decrease) in other long term
          liabilities                                 1,485    (1,100)
                                                   -------------------
          Net cash provided by (used in) operating
           activities                                20,115   (26,668)
Cash flows from investing activities:
  Purchases of property and equipment                (9,770)   (1,632)
  Investments in and advances to affiliates               -    (1,679)
  Proceeds from sale of investments                       -     8,564
  Sales and maturities of investments               121,566   148,151
  Purchases of investments                         (142,046) (151,206)
                                                   --------- ---------
          Net cash (used in) provided by investing
           activities                               (30,250)    2,198
Cash flows from financing activities:
  Proceeds from stock option and purchase plans       7,855     2,108
  Proceeds from sale of common stock of
   unconsolidated
    subsidiary                                            -       500
  Repurchase of common stock                              -    (3,430)
                                                   --------- ---------
          Net cash provided by (used in) financing
           activities                                 7,855      (822)
                                                   --------- ---------
Effect of exchange rate changes on cash               1,467     1,655
                                                   --------- ---------
Decrease in cash and cash equivalents                  (813)  (23,637)
Cash and cash equivalents, at beginning of period    67,592    91,229
                                                   --------- ---------
Cash and cash equivalents, at end of period         $66,779   $67,592
                                                   ========= =========

    CONTACT: Sapient
             Investor Contact
             Christina Frederick
             Investor Relations
             (617) 761-1679
             cfrederick@sapient.com
             or
             Press Contact
             Jenny McLean
             Media Relations
             (310) 264-5277
             jmclean@sapient.com

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 3, 2005                       SAPIENT CORPORATION
                                                 (Registrant)



                                             By: /s/ Scott J. Krenz
                                                 -------------------------------
                                                 Scott J. Krenz
                                                 Chief Financial Officer